UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 31, 2006

SEALIFE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

0-13895

34-1444240

(State or other jurisdiction

(Commission

(IRS Employer

     of incorporation)

File Number)

       Identification No.)

             5601 W. Slauson Ave., Culver City, California

               90293

(Address of principal executive offices)                              (Zip Code)

Registrant’s telephone number, including area code: (310) 338-9757

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

☐

Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

SEALIFE CORPORATION

INDEX TO FORM 8K

Item 8.01 Other events

 ANNUAL REPORT FOR YEAR ENDED  DECEMBER 31, 2006

Issuer's Revenues for its most recent fiscal year were $72,016.

         The aggregate market value of the voting and non-voting  common equity held by  non-affiliates  computed by  reference to the price at which the common equity was last sold on May27, 2007 was an estimated   $ 2,387367

         As of December 31,2006 , the issuer had 47,266,851 shares of common stock, par value $.0001 per share, issued and outstanding.

SEALIFE CORPORATION

INDEX TO FORM 8K

PART I

PAGE

Item 1.

Description of Business

4

Item 2.

Description of Property

10

Item 3.

Legal Proceedings

10

Item 4.

Submission of Matters to a Vote of Security Holders

10

PART II

Item 5.

Market for Common Equity and Related Stockholder Matters

11

Item 6.

Management’s Discussion and Analysis or Plan of Operation

13

Item 7.

Financial Statements

Index to Consolidated Financial Statements

20

Report of Independent Registered Public Accounting Firm

_F-11

Consolidated Balance Sheet

F-1

Consolidated Statements of Income

F-2

Consolidated Statement of Changes in Stockholders’ Equity

F-1

Consolidated Statements of Cash Flows

F-3

Notes to Consolidated Financial Statements

F-4

Item 8.

Changes in and Disagreements with Accountants on Accounting

And Financial Disclosures

20

Item 8A.

Controls and Procedures

20

Item 8B.

Other Information

20

PART III

Item 9.

Directors, Executive Officers, Promoters and Control Persons;

Compliance with Section 16(A) of the Exchange Act

21

Item 10.

Executive Compensation

22

Item 11.

Security Ownership of Certain Beneficial Owners and Management

and Related Stockholder Matters

26

Item 12.

Certain Relationships and Related Transactions

28

Item 13.

Exhibits

28

Item 14

Principal Accountant Fees and Services

30

ITEM 8.01 OTHER EVENTS,: ( NON REPORTING REGISTRANT : SEALIFE CORPORATION IS A NON REPORTING ENTITY UNDER THE SECURTIES AND EXCHANGE ACT OF 1934, AS A RESULT OF ITS FILING OF FORM 15 WITH THE SEC ON AUGUST 7, 2006

SEALIFE CORPORATION ANNUAL REPORT FOR YEAR ENDED DECEMBER 31, 2006

PART I

ITEM 1.

DESCRIPTION OF BUSINESS.

The Company cautions readers that the discussion setout below and elsewhere herein;  includes certain forward-looking statements and information that is based on Company Management’s projections, as well as on assumptions made by Management.  When used in form, the words “anticipate,” “intend,” “plan,” “believe,” “estimate,” “future,” “expect” and similar expressions are intended to identify forward-looking statements.  Such statements are not guarantees of future performance and involve many risks, uncertainties and assumptions, including, but not limited to, certain of  many  risk factors set forth herein, which could cause the Company’s future results to differ materially from those expressed or implied in any such forward-looking statements.

Overview

SeaLife Corporation is a development stage company, and was originally formed as a Delaware corporation in 1984 under the name Fraser Realty Group.  We operated as a real estate investment trust until 1990, when we ceased operations and remained inactive until December, 2002.

On December 17, 2002, pursuant to an Exchange Agreement dated September 30, 2002, we acquired all of the issued and outstanding shares of SeaLife Corp., a Nevada Corporation (“SeaLife Nevada”), in exchange for a substantial majority of the shares of our common stock (the “Acquisition”), and we affected a 15-to-1 reverse stock split.  The Acquisition was accounted for as a reverse merger, the accounting basis of SeaLife Nevada continued unchanged, and the pre-transaction financial statements of SeaLife Nevada became our historical financial statements.

Our Products

.

MARINE COATINGS

         Antifouling  paints  are used to coat the  bottoms  of ships to prevent fouling. Fouling, such as barnacles,  tubeworms,  slime and algae, significantly reduces the speed and  performance  of any vessel,  resulting in increased  fuel consumption,  extended  dry-docking and higher  maintenance  costs.  Traditional anti-fouling  paints work by releasing toxic chemicals  (biocides)  contained in the paint into the water,  killing  fouling  organisms  in order to prevent them from attaching to any treated surface In response to the pollution and poisoning of marine life in oceans and waterways,  the International Maritime Organization (IMO), a United Nations agency  responsible  for improving  maritime  safety and preventing  pollutions from ships, adopted an assembly resolution that called on the Marine  Environment  Protection  Committee (MEPC), to develop an instrument, legally binding through out the world, to address the harmful effects of  anti-fouling  systems used on ships. As of January 1, 2003, it is illegal to apply or re-apply to any maritime vessel,  anti-fouling paint containing the most commonly used anti-fouling agent, tributyltin (TBT).

         We  have developed and begun to manufacture,  market and  distribute  a line of  environmentally  safe, anti-foul,  anti-corrosive  coatings for the commercial  maritime industry,  the military,  and the  recreational  boat  owner, under the name SeaLife Marine products, Inc. The  coatings  comply with the international  prohibition  on the use of TBT.  SeaLife  Marine's paint products have been specifically engineered not to leach any biocides, pesticides or other toxins into the marine  environment and to be fully compliant with international law.

         SeaLife  1000(TM),  SeaLife’s  antifouling  marine paint products, currently in  production,  can be applied to hulls on any sized  vessel,  and any other  surface, providing antifouling,  anti-corrosive  protection in both fresh and salt water.  SeaLife  1000(TM) may be applied to steel,  aluminum,  fiberglass and wood. When SeaLife  1000(TM)  comes in  contact  with  water,  reactive  hydrolysis  of its proprietary  ingredients begins, which microscopically  expands and smoothes the SeaLife  coating over the ship's  underwater  hull surfaces.  This results in an undersea  hull  surface  that  becomes  more  uniformly  smooth than when it was painted.  Field tests using SeaLife  1000(TM) have  indicated  that hulls and other  submerged   surfaces  treated  with  SeaLife  1000(TM)  coatings  provide long-term  resistance to algae,  fungus,  shell growth and rust without  harming marine life.  Management  believes that SeaLife's marine coating  technology has significant advantages over competing products.

         SeaLife has also developed and is currently testing SeaLife 1000 XP(TM) and SeaLife 1000 Out-Drive(TM),  which are specifically  designed to meet the needs of  commercial  and  recreational  users,  respectively.  SeaLife 1000 XP(TM) is a commercial grade of SeaLife 1000(TM) with enhanced features. SeaLife 1000 OutDrive(TM) is specifically designed to reduce corrosion of outdrive units on recreational  boats.

         SeaLife  ZMp(TM)  is  a  variant  of   SeaLife1000(TM)   developed  and specifically marketed to resist the attachment of Zebra Mussels, which currently infest underwater  surfaces and cause problems for marine vessels and underwater facilities in fresh water lakes and streams and rivers in many U.S. states.

         Our  anti-foul  paint has been  approved for sale by the United  States Environmental Protection Agency (USEPA), the California Environmental Protection Agency (CAEPA),  the Washington State Department of Agriculture  (WADOA) and the Florida State Department of Agriculture and Consumer Services (FDACS).and the Swedish EPA.

The Company has had under development and is shipping a complete coating system for commercial ships. SeaLife Marine Products has recently began shipping  its complete product line including, (SEALIFE MZP);  a high build epoxy primer (SEALIFE HBE), and a high gloss finish, (SEALIFE HGF). The complete coating system developed by SeaLife is based on a Zero Volitle Organic Compounds (VOC) technology.  “Zero” VOC coatings are environmentally safe and do not produce any volatile organic compounds (green house gas), now thought responsible for accelerated climate change and global warming.  As a result, the U.S. and many foreign countries have either adopted or have pending, regulations to limit the application of paints in shipyards which release such damaging gases into the environment.  Certain shipyards in the United States are already restricted to applying a limited amount of any high VOC formula coatings in a 24 hour period.  SeaLife’s Zero Voc formulation has no such limitations.  As a result, SeaLife’s new “zero” VOC properties can be applied by shipyards without restriction.

SeaLife’s new coatings have been developed as a colorless neutral base, allowing the coatings to be tinted at the application site for a perfect match.  The paints can be tinted to match any custom color desired.  This eliminates the problem and costs of stocking multiple colors that may not match a customer’s requirement.  The new product line allows SeaLife to bid on any commercial ship or boat and then deliver the product in the same day.

  The Market

         The magnitude of world maritime usage of anti-foul paints is substantial.  The toll that marine growth can take on a vessel's performance is considerable.  A barely visible 10 micro/meter (1%) increase in average hull roughness for a large ship, such as a bulk carrier, may equate to as much as 1,700 tons of additional fuel use over the course of one year due to fouling and subsequent frictional surface resistance. Since fuel costs can amount to as much as 50% of the total operating costs for such ships, increasing fuel costs could increase the cost of operating such ships significantly.

         Removing this growth is also a punishing procedure, as the fouling is typically bonded with a strong grip.  Dry-docking  for the  purpose  of  cleaning  and  re-coating  a hull with  fresh anti-foul paint is costly because of the expenses  associated  with  the work, and the loss of business due to the ship’s inactivity.

Potential customers include individual pleasure boat owners,  shipping lines and cruise lines,  commercial  fishermen and their nets, boat and ship  manufacturers,  boat and ship  maintenance  facilities,  shipping ports,  marinas,  and offshore drilling  platforms.  The United States military, including  the Coast Guard and the United  States Navy are part of the anticipated  market,  as  are  the  hundreds  of  marine  product  distributors worldwide.

         Competition

         The marine coatings  market is highly  competitive,  with the  world's major paint manufacturers seeking to develop environmentally compatible products in order to meet the stringent  requirements mandated by the IMO. Marine coating companies,  such as  Akzo-Nobel  N.V.  (owner  of International  Paints),  Ciba Specialty  Chemicals  AG,  Clariant  AG, The Dow  Chemical  Company, and DuPont Corporation,  among others,  are  well-established,  have extensive research and development  facilities,  are well  capitalized  and command the majority of the multi-billion dollar chemical  manufacturing  industry. In addition, a number of these  companies were early pioneers of chemical and coating  products and enjoy significant brand recognition and market share.

         Several smaller coating-and bio-tech companies,  as well as researchers at  universities  around  the  world,  are  also in the  process  of  developing environmentally   safe  marine   coatings,   using  a  variety  of  methods  and ingredients.

         Government Regulation

         Anti-fouling  marine  paints  are  subject  to both  Federal  and State environmental  and  safety   regulations  in  the  United  States,  and  similar regulation in other  countries.  As stated above,  SeaLife anti-foul  paint has been approved by the USEPA,  CAEPA,  WADOA and FDACS.  The approval by these agencies allows us to sell our anti-foul paint in every state except Virginia and Texas, where we intend to apply for approval in the near future.  We have received approval to import our anti-foul paint into South Africa, and have applied for, but not yet received, approval for it in Canada and Sweden. Additional government approvals will generally be required to sell our anti-foul paint in other foreign jurisdictions.

         Manufacturing & Distribution

         SeaLife Marine out sources its manufacturing.  As demand increases, SeaLife Marine intends to outsource its manufacturing to a variety of independent  manufacturing  facilities in the Untied  States.  The manufacturing process for our paint does not require significant retooling.  Therefore, if necessary, suppliers could be replaced without a significant disruption in production.

         We began  shipping  SeaLife  1000(TM)  in June  2004.

         In the  United  States,  we  have  distributors  engaged  to  market  our anti-foul  paint  products on the east coast from Maine to Virginia,  and in the south central United States,  including Louisiana and Texas. We are now marketing SeaLife 1000(TM )in the United States, and in California, Washington, Oregon, Hawaii,  and Louisiana, in particular.  We are continuing to pursue distributor  relationships  throughout the world.  However, due to limited  funding the company has curtailed the bulk of its  international  marketing  activities and is currently  focusing primarily on the U.S. market.  Because our products are new to the market, and shipyards are prone to test products for extended periods before carrying a line, our sales to date have been small.

Patents

         We have not  patented  the  manufacturing  formula for our marine paint products. When a patent is filed it requires the disclosure of all processes and formulas required to manufacture  the  product.  Due to the  problems inherent with the ease of patent formula  duplication  by potential  competitors worldwide if the formula is disclosed,  we have elected to keep the formulas for its marine paint  confidential as a trade secret.  As a result,  no patents have been filed for our marine paint products.  Senior management has possession of all formulas and processes, and safeguards this proprietary intangible property.

AGRICULTURAL PRODUCTS

         We have under development a line of products to meet what management perceives as a growing demand for environmentally safe soil conditioners.  These products are manufactured and will be distributed  under the name and label  “ProTerra”.  Damaged soils, the result of the overuse of fertilizers and pesticides,  provide an active and growing market for environmentally safe soil conditioners.

        ProTerra’s Soil ResQ(TM) is an environmentally safe soil conditioner developed and undergoing testing,  which improves poor soil conditions,  buffer toxic salts, maintain a well-balanced soil structure,  and promote vigorous plant growth. The product is being developed to work with conventional fertilizers,  optimizing the fertilizer benefit for large scale applications to agricultural and park properties.

         Soil  ResQ(TM) is being extensively tested  and  management  views the results as  promising.  Testing on county golf  courses  located in  Sacramento, California  has  demonstrated  that Soil ResQ(TM) has repaired  soil,  returning grass  damaged by chemical  intrusion  and brown areas to full health.  The same tests  indicated a  substantial  reduction  in water  requirements.  Other tests conducted  in  India,  on  banana  crops,  have  resulted  in  measurable  yield increases. Tests conducted in Japan have also yielded positive results. Tests of Soil  ResQ(TM) have also been  conducted in Colombia,  South  America,  Algeria, Walnut Creek and Sacramento, California, with excellent results.

The Company’s ProTerra Plant & Soil ResQ has recently been tested to determine is toxicity level. Laboratory testing has confirmed that ProTerra Plant & Soil ResQ is considered non toxic with an LD-50 rating of > 5000 mg/kg.

ProTerra’s  NuLagoon(TM)  is a  treatment  system  developed and undergoing testing that can be applied to the surface of any waste lagoon as an alternative to dredging.  NuLagoon(TM)  combines many strains of microbes with agricultural  science  utilizing  proprietary media culture and micro nutrients.  The microbes  break down the waste  materials in lagoons by digesting  the waste into  water and carbon  dioxide.  Mechanical  dredging  is  expensive  and labor intensive,   and  involves   noxious  odors  prevalent   throughout  the  lagoon evaporation and dredging cycles.  NuLagoon(TM)  additives work 24 hours a day to keep  lagoons more  liquefied and  deodorized, and to reduce heavy  sludge  layers.  The treatment system reduces manure sludge buildup,  reduces odors,  reduces nitrate leaching  into  groundwater,  reduces  flies and  insects  around lagoons, works quickly, and is a fraction of the cost of mechanical dredging.

 The Market

The intended market for ProTerra's  products is the global agricultural market,  golf  courses  and  parks.  Currently,  we are  focusing  on  marketing Proterra's  products for agricultural use in the United States,  particularly in California and Texas.

        Competition

         The Company is not aware of any product currently on the market similar or equivalent to SoilResQ(TM).  However,  several  companies  currently  produce microbe-based  products which are claimed to function similarly to NuLagoon(TM).  No single manufacturer has emerged as a leader in the market.

         Government Regulation

         ProTerra products,  and its competitors'  equivalents are generally not subject to Federal or State  environmental  or safety  regulations  because  the products do not contain any significant  concentration  of regulated  materials.  However, many foreign  countries have import  restrictions and our products may require approval in such countries prior to import.

         Manufacturing And Distribution

         ProTerra currently  outsources its manufacturing.  As demand increases, ProTerra  intends to outsource  its  manufacturing  to a variety of  independent manufacturing  facilities in the United States.  The manufacturing  process does not require significant retooling.  Therefore, if necessary,  suppliers could be replaced  without  significant  disruption  in  production.

         Patents

         We have  not  patented  the  manufacturing  formula  for  the  ProTerra products. When a patent is filed it requires the disclosure of all processes and formulas  required  to  manufacture  the  product.  Due to the  problems inherent with the ease of patent formula  duplication  by potential  competitors worldwide if the formula is disclosed,  we have elected to keep the formulas for our products as confidential  trade secrets.  As a result, no patents have been filed for our ProTerra products.

     OTHER PRODUCTS:

    SOIL REMEDIATION

         Soil  Remediation  is the  process  of  cleaning  soil  that  has  been contaminated with potentially dangerous toxins. ProTerra has under development, a   line  of soil  remediation  products focused  on  large  scale commercial and municipal  customers.  Although the  remediation  products can be used  on a small  scale,  the  Company  hopes  to  develop  associations  with companies already established in the highly regulated remediation business.  Gas  stations  with leaking storage tanks have been the primary cause for soil  contamination  from coast to coast.

    Soildtox(TM)

         Toxins such as, diesel fuel, MTBE,  gasoline,  etc. can be removed from soil  using  SoilDtox(TM)   bioremediation  technology.  The  product  is  under development as a bio-remediation process to remediate soil contaminated with high  concentrations of environmentally  damaging  hydrocarbons,  commonly found beneath  industrial  sites  such  as gas  stations,  airports  and  oil  fields. SoilDtox(TM)  relies on a proprietary  blend of  microbials  that function as an active agent to actually digest the contamination locked deep in the soil. Among the many benefits of using microbial agents to clean  contaminated soils is that no toxic residue is left behind.  The  by-products  of this natural  process are water and  carbon  dioxide,  which are  absorbed  by plants and trees to produce oxygen.

         Government Regulation

         Soil  detoxification is heavily  regulated.  Products are regulated for their effectiveness in cleaning the soil and their individual formulations.  The USEPA,  State regulatory  authorities and the respective city where the clean-up site is proposed often oversee contaminated sites. Testing for the effectiveness of a remediation  product by the USEPA, state regulatory  authorities and cities where a clean up site is proposed is a lengthy process.  However, once a product is  approved it can be used at any  location.  None of the  ingredients  used in SoilDtox(TM) are currently  regulated by the USEPA and we do not expect that any of these ingredients will Be regulated in the future.

         Patents

         We have not patented the manufacturing formula for SoilDtox(TM). Due to the problems  inherent  with  the ease of  patent  formula  duplication  by potential competitors worldwide if the formula is disclosed,  we have elected to keep the formulas for SoilDtox(TM) as confidential  trade secrets.  As a result, no patents have been filed for SoilDtox(TM).  The formulas and processes for the ProTerra products are fully documented trade secrets and under the custody of key management.

EMPLOYEES

         At December 31, 2006, we had 6 employees,  including  three who are officers of SeaLife Corporation or SeaLife Marine.

ITEM 2.       DESCRIPTION OF PROPERTY.

SeaLife maintains a small office in Culver City, California,, and maintains a storage facility in Northern California where it stores its paint inventory.

ITEM 3.       LEGAL PROCEEDINGS.

         Legal Proceedings Relating To Transactions in 2002 and early 2003.

In 2005, the United States Securities and Exchange Commission (the “SEC”) filed a civil complaint in the United States District Court for the District of Colorado against SeaLife Corp, Robert McCaslin (its Chief Executive Officer and Chief Financial Officer), and several unrelated third parties long since disassociated from the Company, alleging violations of the Securities Act of 1933 and the Securities Exchange Act of 1934, in connection with events that occurred in 2002 and early 2003.  The Commission sought permanent injunctions against all defendants, civil penalties against all defendants, and an officer-and-director bar against Mr. McCaslin.  The Company and Mr. McCaslin have denied all allegations and are vigorously defending this lawsuit, which is in its discovery phase.

There are currently no other legal proceedings.

ITEM 4.       SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS.

         No matters were submitted to a vote of security holders during the last three months of our fiscal year ended December 31, 2006.

PART II

ITEM 5. MARKET FOR COMMON EQUITY, RELATED  STOCKHOLDER  MATTERS  AND
              SMALL BUSINESS ISSUER PURCHASES OF EQUITY SECURITIES.

COMMON STOCK

         As of the  date of this  report,  our  common  stock is  traded  on the Over-the-Counter Pink Sheet Market under the symbol "SLIF." As of May 15, 2006, the last sale of Common Stock, as quoted on the Over-the-Counter Pink Sheets Market, was $0.14.  The following table reflects the high and low sales prices of our Common Stock for the  periods  indicated,  as quoted in public markets.

COMMON STOCK*

 HIGH

LOW

        FISCAL YEAR ENDED DECEMBER 31, 2005

              First Quarter 2005

 $ .61

  $ .19

              Second Quarter 2005

    .39                    .15

              Third Quarter 2005

    .27                    .11

              Fourth Quarter 2005

    .19                    .07

        FISCAL YEAR ENDED DECEMBER 31, 2006

              First Quarter 2006

 $ .19_

  $ .07_

              Second Quarter 2006

    .27_                  .05_

              Third Quarter 2006

    .13_                  .07_

              Fourth Quarter 2006

    .14_                  .09_

         The Over-the-Counter Pink Sheets Market quotations in the table above reflect inter-dealer prices, without retail markups, markdowns or commissions and may not necessarily represent actual transactions.

         As of March 31, 2007, there were  approximately  128 holders of record of our outstanding Common Stock.

       DIVIDENDS

The payment of dividends, if any, is within the discretion of the Board of Directors. We have not paid any dividends on our common stock in the past and the payment of  dividends,  if any, in the future will depend upon our earnings, capital requirements,  financial condition and other relevant factors. Our Board of  Directors  does  not  presently  intend  to  declare  any  dividends  in the foreseeable  future.  Instead,  our Board of  Directors  intends  to retain  all earnings, if any, for use in our business operations.

RECENT SALES OF UNREGISTERED SECURITIES

Unregistered Private Sales of Equity Securities and Use of Proceeds.

Shares issued on Nov 22, 2006

(1) Effective November 22nd 2006, the Company issued 599,608 restricted shares to director J.P. Heyes in satisfaction of amounts owed to her under her Employment Contract totaling $33,332_, and in payment of personal loans made to the Company by Ms. Heyes and accrued interest thereon totaling $38,621. The Company, additionally issued, 550,550 restricted shares to Robert McCaslin, CEO, in satisfaction of amounts owed to Mr. McCaslin under his Employment Agreement totaling $_66,600

ITEM 6.       MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

         This  Management's  Discussion and Analysis of Financial  Condition and Results  of  Operations  should  be read in  conjunction  with our  consolidated financial statements and accompanying notes.

Overview

The 2007 Fiscal Year has seen an intensive effort in expanding  marketing programs for SeaLife Marine Products, Inc.  and ProTerra Technology, Inc., both. subsidiaries of the SeaLife Coproration. Both companies have been able to leverage prior successful tests into larger commercial applications in the target markets.we have sought to enter.

Zolatone, one of SeaLife’s primary distributors is actively promoting the paint and has negotiated to expand its territory to Alaska and Hawaii.

The ProTerra Technologies product line of  soil conditioners  are fully developed and are being tested on a variety of crops by actual customers. Crops under test include;  corn for ethanol, soybeans, wheat, strawberries, almonds, rice, lemons, avocado’s,  tomatoes, peppers, cantaloupes and lettuce.   These tests are being conducted  in California, Florida, South Dakota, Louisiana, Mexico, Turkey, China, and Japan.  ProTerra is also being tested on several prominent golf courses in Florida, Pennsylvania and New York. So far, the results of such tests have been positive, and more and more potential customers are becoming excited about the prospects for use of ProTerra soil conditioners on their golf courses, parks and agricultural crops.

RESULTS OF OPERATIONS

COMPARING 12 MONTHS ENDED DECEMBER 31, 2006 TO 12 MONTHS DECEMBER 31, 2005.

         We incurred a net loss of ($_1,700,854) for the 12 months ended  December 31, 2006 as compared to a net loss of  ($3,359,453)  for the twelve  months  ended December 31, 2005. This loss represents a loss from operations of ($1,700,854) and ($3,359,453) for the periods  ended  December  31, 2006 and  December  31,  2005, respectively.  In  addition,  the company  incurred an  extraordinary  charge of $ 1,362,618  in  connection  with a reduction  in the  carrying  value of certain acquired technology.  Our net loss from operations  (exclusive of the impairment charge) decreased by 48% between the 12 months ended December 31, 2006 and 2005, respectively,  primarily due to eliminating S-8 stock and the legal cost required to issue S8 stock.  Including the impairment charge of $1,362,618 our net loss from operations decreased by  8% between the same periods.

           We had  revenues of $ 90,732  for the 12 months  ended  December  31, 2006,  compared to revenues of $163,228 for the twelve  month  period  ending in December 31, 2005, a 44% decrease.  Our ability to generate  revenue in fiscal 2007 will  depend on the  success of our  continuing  marketing  efforts and our ability to raise additional capital to support continued operations.

           Our Gross  profit  for the 12 months  ending  December  31,  2006 was $ 27,897  versus  $ 56, 307 for the twelve months ended December 31, 2005.  The  gross  margin is  31%  versus a  gross  margin of 34% for the respective comparable periods.

           Our total operating expenses consist of general administrative, sales and marketing  expenses.  For the 12 months ended  December 31, 2006,  our total operating  expenses were $1,763,751,  versus $2,053,142 for the prior comparable period.

           The major decrease in general and  administrative  expenses is due to the reduction in legal fees and reduction in salaries.  The  majority  of our  expenses  are  recorded as paid-in capital,  since the large  majority of our marketing,  sales and  administrative expenses were paid in the form of common stock.

           For our fiscal year ended December 31, 2005, we conducted a valuation of our  technology  as required  by SFAS 144,  which  resulted in an  impairment charge of $1,362,618  with respect to certain of our SeaLife Marine and Proterra Technologies.  This  charge is in addition  to the  General  Administration  and Marketing/Sales expenses of $2,053,130 and together equals a total expense of $3,359,441.  See Note 3  to our Financial Statements.

           During  the  last 12  months,  our  distribution  expansion  for both ProTerra and SeaLife  marine  products was limited due to limited  funding.  Our ability to continue to expand our  distribution  of products  will depend on our ability  to  raise   capital  to  support  the  cost  of  adding   distributors, advertising,  product approvals,  market collateral  materials such as brochures and websites,  and technical support. In addition, we do not have assurance that our consultants  who have  previously  accepted our common stock in lieu of cash compensation  will be willing to accept our  equity  securities  in the  future.  Therefore, our ability to retain consultants and other service provides may also depend on our  ability  to raise  capital to support  the  compensation  of such professionals.

           LIQUIDITY AND CAPITAL RESOURCES

         As of December 31, 2006, we had cash and cash  equivalents of $1639 as compared to cash and cash  equivalents  of $31,875 as of December  31,  2005.  At December 31, 2006 we had a working capital deficiency (total current liabilities in excess of total  current  assets)  of  ($453,075)  as  compared  to a working capital  deficiency  (current  liabilities in excess of total current assets) of ($694,844)  as of December  31, 2005.  Net cash from  financing  activities  was $102,252 for the 12 months ended  December 31, 2006, as compared to $ 666,401 for the 12 months  ended  December 31, 2005.  The  principal  use of cash for the 12 months ended December 31, 2006 was to fund the net loss from  operations for the period. We raised a total of $96,400 as follows: the issuance of common stock, $10,000 and loans totaling $86, 400 from private lenders during the 12 months ended December 31, 2006.

         Our paid-in  capital  increased from $7,134,101_ for the 12 month period ending December 31, 2005 to $9,117,073  for the twelve months ending December 31, 2006. This paid in capital was used to fund services from consultants, attorneys and executives of the company. These services will continue to be funded by paid in  capital  until we reach a sales  level  that can fund  continued  operations and/or outside investment occurs.

Our  Stockholder's Equity  (decreased)  from $ 166,290 for the 12 months  ending  December 31, 2005 to  $ 101,675  for the 12 months ending December 31, 2006.

GOING CONCERN

         Our  independent  auditor  has  expressed  substantial  doubt as to our ability to continue as a going  concern,  in its report for the 12 months  ended December 31, 2006,  based on significant  operating  losses that we incurred and the fact that we do not have adequate  working capital to finance our day-to-day operations.

         We currently  plan to raise  additional  capital  through the public or private  placement  of our common  stock  and/or  private  placement  of debt or convertible  debentures,  in order to meet our ongoing cash needs.  However,  the additional funding we require may not be available on acceptable terms or at all, and, if obtained, could result in significant dilution. Management also hopes to begin to  generate  commercial  orders for its  SeaLife  1000(TM)  marine  paint product which would generate additional cash flow.

         To date we have financed  approximately   80% of our expenses by issuing shares  of  common   stock  in  exchange   for   consulting services,  legal services  and  the services of other professionals.  The remaining 20% was financed  through  private  placement stock offerings.  In  order  to  expand,  we will be  required  to  obtain  additional financing either in the form of debt or equity.

         If we cannot obtain adequate  funding or achieve revenues from the sale of our products,  we could be required to significantly curtail or even shutdown our operations.

CRITICAL ACCOUNTING POLICIES, JUDGMENTS AND ESTIMATES

         Our discussion and analysis of our financial  conditions and results of operations are based upon our consolidated financial statements, which have been prepared in accordance  with  generally  accepted  accounting  principles in the United States. The preparation of financial  statements  requires  management to make  estimates  and  judgments  that affect the reported  amounts of assets and liabilities,  revenues and expenses and disclosures on the date of the financial statements. On an on-going basis, we evaluate our estimates,  including, but not limited  to,  those  related  to  revenue  recognition.   We  use  authoritative pronouncements,  historical  experience  and other  assumptions as the basis for making judgments.  Actual results could differ from those estimates.  We believe that the following  critical  accounting  policies  affect our more  significant judgments  and  estimates  in  the  preparation  of our  consolidated  financial statements.

         IMPAIRMENT  OF  GOODWILL.  We adopted SFAS No. 142 for all goodwill and other intangible assets recognized in our statement of financial  position as of May 31,  2004.  This  standard  changes  the accounting  for  goodwill  from an amortization method to an impairment-only  approach.  Our technologies are being amortized over 15 years. This is management's best estimate of the technologies' life at this time.

         REVENUE  RECOGNITION.  Revenue  is  recognized  on the day a product is shipped and invoiced.

         ACCOUNTS  RECEIVABLE.  Accounts  receivable balances are evaluated on a continual   basis  and allowances,   if  any,  are  provided  for  potentially uncollectible  accounts based on management's estimate of our ability to collect such accounts. If the financial condition of a customer deteriorates,  resulting in an impairment of its ability to make payments, an additional allowance may be required. Allowance adjustments, if any, are charged to operations in the period in which the facts that give rise to the  adjustments  become known. To date, we have not had any customer  whose payment was  considered  past due, and as such, have not recorded any reserves for doubtful collectability.

         STOCK-BASED COMPENSATION. We account for stock-based compensation using Accounting Principles Board ("APB") Opinion No. 25, "ACCOUNTING FOR STOCK ISSUED TO EMPLOYEE."

         LONG LIVED ASSETS.  We  periodically  review the carrying values of our long lived assets in accordance with SFAS 144 "Long Lived Assets" when events or changes in  circumstances  would  indicate that it is more likely than not that their carrying values may exceed their realizable  value and records  impairment charges  when  necessary.  We have  determined  that  an  impairment  charge  of $1,362,618  is necessary  for the year ended  December 31, 2005 (see Note 3 to our consolidated financial statement).

ACCOUNTING PRONOUNCEMENTS

CERTAIN RISK FACTORS

YOU  SHOULD  CAREFULLY  CONSIDER  THE  FOLLOWING RISK FACTORS, AMONG OTHERS, AND ALL  OTHER INFORMATION  CONTAINED  IN THIS REPORT,  BEFORE  PURCHASING SHARES OF OUR COMMON STOCK.  INVESTING IN OUR COMMON STOCK INVOLVES A HIGH DEGREE OF RISK.

Risks Related to Our Business

We have incurred substantial losses from inception while realizing limited revenues.

For each fiscal year since our acquisition of SeaLife Nevada in 2002, we have generated net losses and we have accumulated losses totaling approximately $9,551,921 as of December 31, 2006. We are still a development stage company and have historically generated very limited revenues. We can provide no assurances that our operations will generate substantial revenues or be profitable in the future. We have just recently introduced some of our products into the marketplace and have shipped only small quantities to our distributors.

We will need to raise additional capital and it may not be available to us on favorable terms or at all.

We estimate that we may need to raise up to $1 million of additional capital over the next 24 months to support our operations, meet competitive pressures and/or respond to unanticipated requirements during and beyond that period.  While there are no definitive arrangements with respect to sources of additional financing, management is optimistic that these funds can be raised through private offerings of our common stock.  However, our inability to obtain additional financing, when needed or on favorable terms, could materially adversely affect our business, results of operations and financial condition and could cause us to curtail or cease operations.

Future revenues and quarterly operating results may fluctuate significantly.

We have a very limited operating history, and have very little revenue to date.  We cannot predict future revenue, nor the consistency of our quarterly operating results.  Factors which may cause our operating results to fluctuate significantly from quarter to quarter include:

•

our ability to arrange for additional capital to fund marketing efforts and the manufacture of inventory;

•

our ability to attract new customers;

•

our ability to protect our proprietary technology;

•

the ability of our competitors to offer new or enhanced products or services.

Because of these and other factors, we believe comparisons of our results of operations for our twelve months ended December 31, 2006 and December 31, 2005, are not good indicators of our future performance.  If our operating results fall below the expectations of securities analysts and investors in some future periods, then our stock price may decline.

We expect our business to be seasonal which means that we anticipate having less revenue during certain portions of the year.

The practical application of our products, both in the case of SeaLife Marine paint products and ProTerra agriculture products, requires warmer weather conditions with little to no precipitation.  As a result, management expects our business to be seasonal, with sales and earnings being relatively higher during the outdoor season (such as the spring and summer seasons) and lower during the indoor season (such as the fall and winter seasons). Accordingly, we may show lower revenues during portions of the year which could correspondingly adversely affect the price of our common stock.

We may rely in part on international sales, which are subject to additional risks.

International sales may account for a significant portion of our revenues in the future.  International sales can be subject to many inherent risks that are difficult or impossible for us to predict or control, including:

•

unexpected changes in regulatory requirements and tariffs;

•

difficulties and costs associated with staffing and managing foreign operations, including foreign             distributor relationships;
•

longer accounts receivable collection cycles in certain foreign countries;

•

adverse economic or political changes;

•

potential trade restrictions, exchange controls and import and export licensing requirements

•

foreign currency fluctuations.

We may not be able to adequately protect our intellectual property rights, and may be exposed to infringement claims from third parties.

The technologies upon which our products are based are protected only by laws governing the protection of trade secrets.  Our success will depend in part on our ability to preserve our trade secrets and to operate without infringing on the proprietary rights of third parties.  There can be no assurance that others will not independently develop similar technologies, duplicate our technologies or design around our technologies.

Certain of the processes and know-how of importance to our technology are dependent in part upon the skills, knowledge and experience of our technical personnel, consultants and advisors and such skills, knowledge and experience are not patentable.  To help protect our rights, we require employees, significant consultants and advisors with access to confidential information to enter into confidentiality and proprietary rights agreements. There can be no assurance, however, that these agreements will provide adequate protection for our trade secrets, know-how or proprietary information in the event of any unauthorized use or disclosure.

From time to time, we may receive notices from third parties of potential infringement and claims of potential infringement.  Defending these claims could be costly and time consuming and would divert the attention of management and key personnel from other business issues.

We do not believe that any of our technology infringes on the patent rights of third parties. However, there can be no assurance that certain aspects of our technology will not be challenged by the holders of patents.

We may be unable to compete effectively with competitors of perceived competing technologies or direct competitors that may enter our market with new technologies.

Our products may be subject to technological obsolescence.

We believe there is substantial research underway by competitors and potential future competitors into the causes of and solutions for marine, agricultural and other environmental pollution. Discovery of new technologies could replace or result in lower than anticipated demand for our products.

A change in the prices of, raw materials could materially adversely impact our results of operations.

We purchase certain raw materials such as Cuprous Oxide and other chemicals, biocides, pesticides or toxins, under short- and long-term supply contracts. The purchase prices are generally determined based on prevailing market conditions.  If there is a shortage in these raw materials, or if our suppliers otherwise increase the costs of such materials, this could materially adversely impact our results of operations.

Our future success depends, in part, on our Key Personnel, Consultants and Principal Management’s continued participation.

Our ability to successfully develop our products, manage growth and maintain our competitive position will depend, in large part, on our ability to attract and retain highly qualified management and technologists.  We are dependent upon our Chief Executive Officer Robert McCaslin, age 55 and Gael Himmah, age 75, an independent contractor that acts as our Chief Consulting Scientist, and other members of our management and consulting team.  We do not maintain Key Man life insurance on any of these employees or consultants.  Competition for such personnel is significant, and there can be no assurance that we will be able to continue to attract and retain such personnel.  Our consultants may be affiliated or employed by others and some may have consulting or other advisory arrangements with other entities that may conflict or compete with their obligations to us.  In the case of Mr. McCaslin, the SE is seeking to bar him from serving as an officer or director of a public company, a suit which he is vigorously defending.  We require that our consultants and independent contractors execute confidentiality agreements upon commencement of relationships with us.

We do not have a separate standing Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee, so the duties customarily delegated to those committees are performed by the Board of Directors as a whole, and no director is an “audit committee financial expert” as defined by the rules and regulations of the Securities and Exchange Commission.

Our Board of Directors consists of three members, our Chief Executive Officer and Chief Financial Officer, and our Vice President and Secretary, and one outside and independent director.  The Board of Directors as a whole performs the functions of an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Risks Related to Our Industry

Our industry is very competitive, and we may be unable to continue to compete effectively in this industry in the future. We are engaged in an industry that is highly competitive.  We compete with many other suppliers and new competitors continue to enter the markets.  Many of our competitors, both in the United States and elsewhere, are major chemical companies, and many of them have substantially greater capital resources, marketing experience, research and development staffs, and facilities than we do.  Any of these companies could succeed in developing products that are more effective than the products that we have or may develop and may also be more successful than us in producing and marketing their products.  We expect this competition to continue and intensify in the future. Competition in our markets is primarily driven by:

•

product performance, features and liability;

•

price;

•

timing of product introductions;

•

ability to develop, maintain and protect proprietary products and technologies;

•

sales and distribution capabilities;

•

technical support and service;

•

brand loyalty;

•

applications support; and

•

breadth of product line.

If a competitor develops superior technology or cost-effective alternatives to our products, our business, financial condition and results of operations could be materially adversely affected.

We are subject to a wide variety of local, state and federal rules and regulations, which could result in unintentional violations of such laws.  Also, changes in such laws could result in loss of revenues.

As an environmental products manufacturer, we are subject to a wide variety of local, state and federal rules and regulations. While we believe that our operations are in compliance with all applicable rules and regulations, we can provide no assurances that from time to time unintentional violations of such rules and regulations will not occur. Certain of our products are regulated by the U. S. Environmental Protection Agency and the individual states where marketed. Government regulation results in added costs for compliance activities and increases the risk of losing revenues should regulations change. Also, from time to time we must expend resources to comply with newly adopted regulations, as well as changes in existing regulations.  If we fail to comply with these regulations, we could be subject to disciplinary actions or administrative enforcement actions.  These actions could result in penalties, including fines.

RISKS RELATED TO OUR COMMON STOCK

We have a limited trading volume and shares eligible for future sale by our current stockholders may adversely affect our stock price.

To date, we have had a very limited trading volume in our common stock.  As long as this condition continues, the sale of a significant number of shares of common stock at any particular time could be difficult to achieve at the market prices prevailing immediately before such shares are offered.  In addition, sales of substantial amounts of common stock, including shares under Rule 144 or otherwise could adversely affect the prevailing market price of our common stock.  As a result of our limited cash, a number of our employees and consultants have elected to accept a portion or all of their compensation in shares of our common stock.  In the past a portion of these were issued pursuant to effective registration statements or registered for resale to the public.  The Board in April of 2006 adopted the policy of  henceforth only issuing restricted private placement stock for services rendered by employees and consultants.

Our common stock price is highly volatile.

The market price of our common stock is likely to be highly volatile as the stock market in general, and the market for technology companies in particular, has been highly volatile.

Factors that could cause such volatility in our common stock may include, among other things:

•

actual or anticipated fluctuations in our quarterly operating results;

•

announcements of technological innovations;

•

changes in financial estimates by securities analysts;

•

conditions or trends in our industry; and

•

changes in the market valuations of other comparable companies.

The sale of our common stock on the Over-the-Counter Pink Sheets Market and the designation of our common stock as a “penny stock” may impact the trading market for our common stock.

Our securities, as traded on the Over-the-Counter Pink Sheets Market, will be subject to Securities and Exchange Commission rules that impose special sales practice requirements upon broker-dealers who sell such securities to persons other than established customers or accredited investors.  For purposes of the rule, the phrase “accredited investors” means, in general terms, institutions with assets in excess of $5,000,000, or individuals having a net worth in excess of $1,000,000 or having an annual income that exceeds $200,000 (or that, when combined with a spouse’s income, exceeds $300,000).  For transactions covered by the rule, the broker-dealer must make a special suitability determination for the purchaser and receive the purchaser’s written agreement to the transaction prior to the sale.  Consequently, the rule may affect the ability of broker-dealers to sell our securities and also may affect the ability of purchasers to sell their securities in any market that might develop therefore.

In addition, the Securities and Exchange Commission has adopted a number of rules to regulate “penny stock.”  Such rules include Rules 3a51-1, 15g-1, 15g-2, 15g-3, 15g-4, 15g-5, 15g-6, 15g-7, and 15g-9 under the Securities and Exchange Act of 1934, as amended.  Because our securities constitute “penny stock” within the meaning of the rules, the rules apply to us and to our securities.  The rules may further affect the ability of owners of our common stock to sell our securities in any market that might develop for them.

We do not foresee paying dividends in the near future.

We have not paid dividends on our common stock and do not anticipate paying such dividends in the foreseeable future.

Officers and directors own a significant portion of our common stock, which could limit our shareholders’ ability to influence the outcome of key transactions.

As of December 31, 2006 our officers and directors and their affiliates controls directly or indirectly approximately 61%  of our outstanding voting shares.  As a result, our officers and directors are able to exert considerable influence over the outcome of any matters submitted to a vote of the holders of our common stock, including the election of our Board of Directors.  The voting power of these shareholders could also discourage others from seeking to acquire control of us through the purchase of our common stock, which might depress the price of our common stock.

ITEM 7.       FINANCIAL STATEMENTS

The financial  statements required to be provided pursuant to this item are presented beginning on page F-1.

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

AUDITED FINANCIAL STATEMENTS:                                                                  PAGE

   Consolidated Balance Sheets at December 31, 2006, December 31, 2005

F-1

   Consolidated Statement of Income for the Twelve Months ended

December 31, 2006, and the Twelve Months ended December 31, 2005

F-2

   Consolidated Statement of Changes in Stockholders' Equity for the

Twelve Months ended December 31, 2006, and the Twelve Months ended December 31, 2005, and May 31, 2005

F-1

   Consolidated Statement of Cash Flows for the

Twelve Months ended December 31, 2006, and the Twelve Months ended December 31, 2005

F-2

   Notes to the Consolidated Financial Statements

F-4

   Report of Independent Registered Public Accounting Firm

F-11

ITEM 8:

CHANGES  IN  AND  DISAGREEMENTS WITH ACCOUNTANTS ON
                        ACCOUNTING AND FINANCIAL DISCLOSURE.

          None.

ITEM 8A.      CONTROLS AND PROCEDURES.

CONTROLS AND PROCEDURES

         Members  of  our  management,  including  Robert  McCaslin,  our  Chief Executive  Officer,  President and Chief Financial  Officer,  have evaluated the effectiveness of our disclosure controls and procedures, as defined by paragraph (e) of Exchange Act Rules 13a-15 or 15d-15,  as of December 31, 2005, the end of the period  covered by this report.  Based upon that  evaluation,  Mr.  McCaslin concluded that our disclosure controls and procedures are effective.

INTERNAL CONTROL OVER FINANCIAL REPORTING.

         There were no changes in our internal control over financial  reporting or in other factors  identified in connection  with the  evaluation  required by paragraph  (d) of Exchange Act Rules 13a-15 or 15d-15 that  occurred  during the fourth quarter ended  December 31, 2005 that have  materially  affected,  or are reasonably  likely to materially  affect,  our internal  control over  financial reporting.

ITEM 8B.      OTHER INFORMATION.

         None.

PART III

ITEM 9. DIRECTORS,  EXECUTIVE  OFFICERS,  PROMOTERS  AND  CONTROL PERSONS;              COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.

INFORMATION WITH RESPECT TO EACH DIRECTOR AND CERTAIN OFFICERS.

         The following table sets forth certain information with respect to each of our directors, nominees, and executive officers as of March 31, 2007.

DIRECTOR/

OFFICER

NAME

AGE

POSITION____________

SINCE

Robert A. McCaslin       55

President, Chief Financial Officer, Director

2002

J.P. Heyes

79         Vice-President, Secretary, Director

2002

         All officers are appointed by and serve at the discretion of the Board of Directors.  There are no family relationships between any of our directors or officers.

ROBERT A. MCCASLIN

         Mr. McCaslin owned,  operated and served as a Director and President of the privately held electronics  manufacturing  company REMCorp from 1996 through 2000. The company was originally  acquired to develop and manufacture several of Mr. McCaslin's inventions.

         During 2001 Mr. McCaslin acted as a distributor  for products  invented by Gael Himmah and was engaged in the testing of such products internationally.

         In early 2002,  Mr.  McCaslin  formed SeaLife Nevada for the purpose of acquiring  rights to  certain  products  invented  by Mr.  Himmah  and served as President  and a  director  of that  Company  until it was  acquired  by SeaLife Corporation in December of 2002, at which point Mr.  McCaslin  became  President and a director of SeaLife Corporation.

J. P. HEYES

         Ms. Heyes served as a Senior Vice President at REMCorp from  1995-2000.  Among  Ms.  Heyes's primary  responsibilities  were  negotiating  manufacturing contracts,  business finance and developing a direct TV sales marketing  program for the  company's  products.  Ms.  Heyes  was  also  responsible  for  contract negotiations  as well as  implementing  production  and  supervising  off  shore manufacturing.

         During  2001  Ms.  Heyes  worked  with  Mr.  McCaslin  and  acted  as a distributor for products  invented by Gael Himmah and was engaged in the testing of such products internationally.

         In early 2002,  Ms.  Heyes  assisted  Mr.  McCaslin in forming  SeaLife Nevada for the purpose of acquiring rights to certain  products  invented by Mr. Himmah  and served as  Secretary  and a director  of that Company  until it was acquired by SeaLife  Corporation  in December of 2002,  at which point Ms. Heyes became Vice-President, Secretary and a director of SeaLife Corporation.

COMMITTEES OF THE BOARD OF DIRECTORS

         Our board does not have any committees,  including an audit  committee. The functions  customarily  delegated to an audit committee are performed by our full board of  directors.  As we do not maintain an audit  committee,  we do not have an audit committee  "financial expert" within the meaning of Item 401(e) of Regulation  S-B. The Board has determined  that it is not feasible to recruit an audit committee financial expert at this time.

CODE OF ETHICS

         We have adopted a Code of Ethics applicable to all of our Board members and to all of our  employees,  including our Chief  Executive  Officer and Chief Financial Officer.  The Code of Ethics constitutes a "code of ethics" as defined by applicable SEC rules. The Code of Ethics has been publicly filed with the SEC as an exhibit  to our  Annual  Report on Form  10-KSB for the transition  period ending  December 31, 2004. You may also request a copy of the Code of Ethics by writing or calling us at:

         SeaLife Corporation

         5601 W. Slauson Avenue

         Culver City, California 90230

         Attn:  Robert McCaslin

         Telephone: (310) 338-9757

         Any waiver of the Code of Ethics pertaining to a member of our Board or one of our  executive  officers  will be disclosed in a report on Form 8-K filed with the SEC.

ITEM 10.      EXECUTIVE COMPENSATION.

SUMMARY COMPENSATION TABLE

         The following table sets forth information  concerning all compensation paid for  services to us by our  Executive  Officers in all  capacities  for our fiscal year ended May 31, 2004,  the seven month period ended  December 31, 2004 and our fiscal year ended December 31, 2005, and our Fiscal Year ended December 31, 2006. No other executive officer received total annual salary and bonus in excess of $100,000 during these periods.

*Columns  in the  Summary  Compensation  Table  that  were not  relevant  to the compensation paid to the named executive officers have been omitted.

(1)  Fiscal Year ending May 31, 2003

(2)  Fiscal Year ending May 31, 2004

(3)  Seven Months ending December 31, 2004

(4)  Fiscal Year ending December 31, 2005

(5) Fiscal Year Ending December 31, 2006

(6)  Each of Mr.  McCaslin and Ms.  Heyes  elected to receive  their  respective salaries  for January 1, 2003  through May 31, 2003  ($50,000)  and June 1, 2003 through September 30, 2003 ($40,000),  in our common stock,  which was issued to each  executive  officer  at a price of $0.30 per share  upon the filing of a Registration Statement on Form S-8 by us on October 17, 2003.

(7)  Comprised of shares  valued at $40,000 for services  rendered  from June 1, 2003 through  September  30, 2003,  as described in Note (1) above,  shares valued at $60,000 as described below, shares valued at $93,750 as described below, and $32,250 of deferred compensation as described below.

Each of Mr.  McCaslin and Ms. Heyes was issued 300,000 shares of our common stock on January  10,  2004,  in  payment  of our debt to them for  accrued salaries  for October 1, 2003 through  December  31, 2003,  which were each valued at  $60,000.  The shares were  issued to the  executive  officers at $0.20 per share, a 33% discount on the $0.56 closing price of the shares on the  Over-the-Counter  Bulletin  Board on November 19,  2003,  the date the officers  agreed to accept our common shares in lieu of cash  compensation.  The closing price of the shares on the  Over-the-Counter  Bulletin Board on January 9, 2004 was $0.56 per share.

Each of Mr.  McCaslin and Ms. Heyes was issued 206,044 shares of our common stock on March 26, 2004 in payment of our debt to them for accrued salaries under  their  Employment  Agreements,  which were  valued at approximately $93,750. The shares were issued to Mr. McCaslin and Ms. Heyes at $0.455 per share.  The closing  price of the shares on the  Over-the-Counter  Bulletin Board on March 26, 2004 was $0.97 per share.

Each of Mr.  McCaslin  and Ms.  Heyes  also  deferred,  at their  election, payment of $32,250 due under their respective Employment Agreements for our fiscal year ending May 31, 2004, which Employment  Agreements are described under the heading  "Employment  Contracts and Change of Control Agreements" below.

(8)  Comprised solely of deferred  compensation due under Employment Agreements with Mr. McCaslin and Ms. Heyes.

(9)  In 2005 Mr.  McCaslin was issued  622,126  shares of our common  stock,  in payment  of our  debt  to him  for  accrued  salary  under  his  Employment Agreement  through  September  30, 2004,  which was valued at $98,918.  The shares were issued to Mr. McCaslin at a price per share of $0.1590.

(10) In 2005 Ms. Heyes agreed to convert all her accrued  compensation under her Employment  Agreement  through  December 31, 2005,  totaling  $190,582,  in shares of our  common  stock.  Ms.  Heyes  received  two  blocks of shares, 202,830  shares on September 30, 2005 and 1,487,353  shares on December 31, 2005 of our  common  stock at a per  share  price of  $0.1590  and  $0.1069 respectively.

(11 In 2006 Mr.  McCaslin was issued approximately 4,538,980   shares of our common  stock,  in payment  of our  debt  to him  for  accrued  salary,  under  his  Employment Agreement, for services  provided from March 2004 through Dec 2006, ,  which was valued at $492,121_The shares were issued to Mr. McCaslin at a price per share of $.12.

(12 In 2006 Ms. Heyes was issued approximately   857,666  shares of our common  stock,  in payment  of our  debt  to her  for  accrued  salary  under  her  Employment Agreement  through  December 2006,  which was valued at $_100,000.  The shares were issued to Ms. Heyes at a price per share between $. 10 - $..15

OPTION GRANTS

         We have not  granted any  options to  purchase  common  stock since the beginning of our fiscal year ending May 31, 2003.

2004 STOCK AWARD PLAN

         Our 2004 Stock Award Plan was adopted and became  effective in November 2004 and was amended on March 25, June 30,  November 4, and December 21, 2005. A total of 3,820,000, shares of common stock were reserved for issuance under the 2004 Stock Award Plan, as amended.  Any shares of common stock subject to an award,  which  for any  reason  expires  or  terminates  unexercised,  are again available  for issuance  under the 2004 Stock Award Plan.  The Board of Directors has indicated that it does not plan to issue any additional shares under the 2004 Stock Award Program

         Our 2004  Stock  Award  Plan will  terminate  10 years from the date on which our board approved the plan, unless it is terminated earlier by our board.  The plan authorizes the award of common stock and derivative  securities  (which may include stock bonuses).

         Our  2004  Stock  Award  Plan is  administered  by our  full  board  of directors.  Following the expansion of our board of directors, we intend to form a  compensation  committee,  all of the  members  of which  will be  independent directors under  applicable  federal  securities  laws and outside  directors as defined  under applicable  federal  tax  laws.  Following  its  formation,  the compensation  committee  will have the  authority to construe and  interpret the plan, grant awards and make all other determinations  necessary or advisable for the administration of the plan.

         Awards  under  the 2004  Stock  Award  Plan are not  restricted  to any specified form or structure and may include,  but need not be limited to, sales, bonuses and other transfers of stock,  restricted stock,  stock options,  reload stock  options,  stock  purchase  warrants,  other  rights to  acquire  stock or securities convertible into or redeemable for stock, stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, or any other type of Award which the Board shall  determine is consistent  with the objectives  and  limitations  of the  Plan.  An Award  may  consist  of one such security or benefit, or two or more of them in tandem or in the alternative.

         Our 2004 Stock Award Plan provides for the issuance of incentive  stock options that qualify under

Section 422 of the Internal  Revenue Code as well as nonqualified  stock  options.  Incentive  stock  options may be granted  only to employees  of ours or any parent or  subsidiary  of ours.  All awards other than incentive  stock options may be granted to our employees,  officers,  directors, consultants,  independent  contractors  and  advisors  of ours or any  parent or subsidiary  of ours,  provided  the  consultants,  independent  contractors  and advisors render services not in connection with the offer and sale of securities in a capital-raising  transaction. The exercise price of incentive stock options must be at least equal to the fair market  value of our common stock on the date of  grant.  The  exercise  price  of  incentive  stock  options  granted  to 10% shareholders must be at least equal to 110% of that value. The exercise price of nonqualified stock options will be determined by our compensation committee when the  options  are  granted.  The  purchase  price for  shares  of  common  stock underlying any derivative securities issued under the plan will be determined by our Board of Directors at the time of the grant.

EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL AGREEMENTS

         Each  of  the  named  executive  officers  is  party  to an  employment agreement with SeaLife  Corporation or its subsidiary,  SeaLife Marine Products, Inc.

     ROBERT MCCASLIN

     In January 2004, we entered into an employment  agreement with Mr. McCaslin as President and Chief Executive Officer,  and entered into an amendment to such employment agreement in June 2004. Under his employment agreement,  Mr. McCaslin is entitled to an initial salary of $200,000 per year, and may be  awarded  an  annual  bonus,  in the  sole  discretion  of  SeaLife.  Mr. McCaslin's  compensation  is reviewed  annually by our Board at the beginning of each fiscal year. The term of Mr. McCaslin's  employment is six years,  however, under  California  law,  we  and  Mr.  McCaslin  may  terminate  Mr.  McCaslin's employment  agreement at any time for any legal  reason.  Upon  termination  for reasons other than cause, Mr. McCaslin may be entitled to severance  payments of up to eighteen  (18) months of base salary if Mr.  McCaslin is  terminated  as a result of a permanent disability, and severance payments of up to six (6) months if Mr. McCaslin is terminated for failure to fulfill job functions.  As of March 31, 2006, we owed Mr. McCaslin a total of $300,000 in accrued salary.

   J.P. HEYES

         In January,  2004,  we entered into an  employment  agreement  with Ms. Heyes as Vice  President,  and entered  into an  amendment  to such  employment agreement in June, 2004. Under her employment  agreement, Ms. Heyes is entitled to a salary of $100,000  per year,  and may be awarded an annual  bonus,  in the sole discretion of SeaLife. Ms. Heyes's compensation is reviewed annually by our Board at the beginning of each fiscal year. The term of Ms. Heyes' employment is five years,  however,  under  California law, we and Ms. Heyes may terminate Ms. Heyes's employment  agreement at any time for any legal reason. Upon termination for reasons other than cause, Ms. Heyes may be entitled to severance payments of up to eighteen (18) months of base salary if Ms. Heyes is terminated as a result of a permanent disability, and severance payments of up to six (6) months if Ms. Heyes is terminated for failure to fulfill job functions.  As of March 31, 2006, we owed Ms. Heyes a total of $25,000 in accrued salary.

GAEL HIMMAH, CHIEF CONSULTING SCIENTIST

         We entered into a  Consulting  Agreement  with Gael  Himmah,  our Chief Consulting Scientist, doing business as Aspen Laboratories, Ecosys International and SeaLife  Marine  Coatings,  on January 6, 2003, and amended the agreement in August 2004 (the "Original  Consulting  Agreement").  Pursuant to the consulting agreement,  as amended,  Mr.  Himmah is to be paid $12,500 per month in exchange for  providing  consulting services  to us  associated  with  the  development, testing,  and  marketing  of our  products.  In lieu of  cash,  Mr.  Himmah  has consistently  elected to be paid in shares of our common stock.  The  consulting agreement terminates on January 1, 2008, unless earlier terminated.

         On  April  20,  2006,  we and Gael  Himmah  entered  into a  Consulting Agreement,  Settlement and General Release with respect to the settlement of Mr. Himmah's potential claims regarding certain technologies owned by the us and his continuing  relationship with us. The agreement provides for certain payments to Mr.  Himmah  in the  form of cash and  shares  of our  common  stock  having  an aggregate value of approximately $188,044 in payment of (a) certain amounts owed to Mr. Himmah under the Original Consulting Agreement, (b) royalty payments due on the sale of our SeaLife Marine  products,  (c) interest  payments due under a our  promissory  note dated June 30, 2002,  and (d) royalty  payments due on the sale of certain of our ProTerra  products.  In addition,  the Agreement provides the terms of an ongoing additional consulting relationship with Mr. Himmah which prescribes his participation in supporting our  capital-raising and research and development  efforts  necessary  to  maintain  the our  products'  technological advantages.  As consideration for these new consulting services,  we have agreed to pay Mr. Himmah commission fees equal to ten percent (10%) of the net sales of products utilizing the Original ProTerra Technologies (defined below) up to $2.5 million,  and thereafter  commission  fees equal to eight  percent (8%) of such products up to a maximum of an additional $3.2 million.  The maximum  amount of commissions payable under the consulting agreement will not exceed $5.7 million.  The  "Original  ProTerra  Technologies"  include the following  formulas:  Plant Rescue  Formula 844,  Soil  Rescue  Formula  808,  Odor  Meister  Formula  355, GreaseBeast Formula  398,  MuniMix Formula  354 and  Sterile  Boost  Formula  899.  The new consulting arrangement with Mr. Himmah has a term of seven (7) years. Mr. Himmah will also continue to provide services under the Original Consulting Agreement.

INDEMNIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS AND LIMITATION OF LIABILITY

         Our Bylaws  require us to indemnify  our  directors and officers to the fullest extent not prohibited by the Delaware General Corporation Law; provided, however,  that we may modify the extent of such indemnification  by  individual contracts with our directors and officers;  and, provided  further,  that we are not  required  to  indemnify  any  director  or officer in  connection  with any proceeding  (or  party  thereof) initiated  by  such  person  unless  (i)  such indemnification is expressly required to be made by law, (ii) the proceeding was authorized  by  the  Board  of  Directors  of the  corporation,  or  (iii)  such indemnification  is  provided by us, in our  discretion,  pursuant to the powers vested in us under the Delaware General Corporation Law.

         A shareholder's  investment may be adversely  affected to the extent we pay the costs of settlement and damage awards against  directors and officers as required by these indemnification  provisions.  At present,  there is no pending litigation or proceeding  involving any of our directors,  officers or employees regarding  which  indemnification  by us is  sought,  nor  are we  aware  of any threatened litigation that may result in claims for indemnification.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors,  officers or persons  controlling us pursuant to the foregoing  provisions,  we have been informed that, in the opinion of the SEC,  this  indemnification  is  against  public  policy  as  expressed  in  the Securities Act and is therefore unenforceable.

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND                MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

         The following  table  presents  information  regarding  the  beneficial ownership of our common stock as of April 1,  2007 by:

         o        each  of  the  executive   officers   listed  in  the  summary compensation table;

         o        each of our directors;

         o        all of our directors and executive officers as a group; and

         o        each  shareholder  known by us to be the  beneficial  owner of more than 5% of our common stock.

         Beneficial  ownership is determined in accordance with the rules of the SEC  and  generally   includes  voting  or  investment  power  with  respect  to securities.  Unless otherwise indicated below, to our knowledge, the persons and entities  named in the table  have sole  voting and sole  investment  power with respect to all shares  beneficially  owned,  subject to community  property laws where applicable.  Shares of our common stock that may be acquired upon exercise of warrants  that are currently  exercisable  or  exercisable  within 60 days of March 15, 2005 are deemed to be outstanding and to be beneficially  owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as  outstanding  for the purpose of computing the percentage ownership of any other person.

         The information  presented in this table is based on 47,266, 815  shares of our common stock outstanding on 12/31/2006 Unless otherwise indicated, the address of each of the  individuals  and  entities  named  below is c/o  SeaLife Corporation, 5601 W. Slauson, Culver City, CA 90293.

NUMBER OF SHARES          PERCENTAGE OF

NAME OF BENEFICIAL OWNER SHARES______________________________________

   BENEFICIALLY OWNED     OUTSTANDING

EXECUTIVE OFFICERS AND DIRECTORS:

Robert McCaslin.

8,125,621

 18%

     Director, President and

     Chief Executive Officer and

     Chief Financial Officer

J.P. Heyes

4,451,435

             11%

     Vice President and Secretary

All 2 directors and executive officers as a group

           12,577,056

 29%

5% SHAREHOLDERS:

Gael Himmah

3,879,000

8.0%

Dan Kubik

3,498,636

7.8%

David Voyticky                                                            2,000, 000                                     5%

Bob Rosen

2,000,000                                     5%

Performance Assets, Inc.

2,474,321                                     5%

* Less than 1%

ITEM 12.      CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Other than the employment  arrangements  described  above in "Executive Compensation"  and the  transactions  described  below,  since  January 30, 2003 (inception),   there  has  not  been,  nor  is  there  currently  proposed,  any transaction  or series  of  similar  transactions  to which we were or will be a party:

         o

in which the amount involved exceeds $60,000; and

         o

in which any  director,  executive  officer,  shareholder  who beneficially owns 5% or more of our common stock or any member of  their  immediate  family  had or  will  have a  direct  or indirect material interest.

TRANSACTIONS WITH OFFICERS AND DIRECTORS

         Mr.  McCaslin  and Ms.  Heyes  advanced  the  Company an  aggregate  of $52,000 during our fiscal year ending December 31, 2006. Approximately $38,000 of such  advances  were  converted  into 321,000 shares of our common stock on November 22, 2006, at a price of $0.162/share.

TRANSACTIONS WITH 5% BENEFICIAL SHAREHOLDERS

          On   April  20,  2006,  we and  Gael  Himmah  entered  into a Consulting  Agreement,  Settlement  and  General  Release  with  respect  to the settlement of certain potential claims of Mr. Himmah regarding certain technologies owned by the us and his continuing  relationship  with us. The agreement  provides for certain  payments  to Mr.  Himmah in the form of cash and  shares of our  common stock  having an  aggregate  value of  approximately  $188,044 in payment of (a) certain amounts owed to Mr. Himmah under the Original Consulting Agreement,  (b) royalty  payments due on the sale of our SeaLife Marine  products,  (c) interest payments due under a our  promissory  note dated June 30, 2002,  and (d) royalty payments due on the sale of certain of our ProTerra products.  In addition,  the Agreement  provides the terms of an ongoing additional  consulting  relationship with  Mr.  Himmah  which   prescribes  his   participation   in  supporting  our capital-raising  and research and development  efforts necessary to maintain the our  products' technological   advantages.   As  consideration  for  these  new consulting  services,  we have agreed to pay Mr. Himmah commission fees equal to ten percent (10%) of the net sales of products  utilizing the Original  ProTerra Technologies  (defined below) up to $2.5 million, and thereafter commission fees equal to eight  percent (8%) of such  products up to a maximum of an  additional $3.2 million.  The maximum  amount of  commissions  payable under the consulting agreement  will not exceed $5.7 million.  The "Original  ProTerra  Technologies" include the following  formulas:  Plant Rescue  Formula 844, Soil Rescue Formula 808, Odor Meister Formula 355,  GreaseBeast Formula 398, MuniMix Formula 354 and Sterile Boost Formula 899. The new consulting  arrangement with Mr. Himmah has a term of seven (7) years. Mr. Himmah will also continue to provide services under the Original Consulting Agreement.

During our fiscal year ended December 31, 2006 we issued 2,298,051 shares of our common stock to Gael Himmah as partial compensation for services rendered as a  Chief  Consulting  Scientist  pursuant  to the  terms  of  his  consulting agreement  with us dated  January  1, 2003,  described  above  under  "Executive Compensation  -  EMPLOYMENT  CONTRACTS  AND CHANGE OF CONTROL  AGREEMENTS."  The

shares were issued at $_.12 per share,

During our fiscal  year ended  December  31,  2006 we issued 2,581,568 shares  of our  common  stock to Dan Kubik  for  sales  and  marketing  services rendered  pursuant  to the  terms of that  certain  Consulting  Agreement  dated January  10,  2005  between us and Mr.  Kubik.  The shares were issued at prices ranging from $.085 to $0.12 per share,  based on the 20-day volume weighted average price of our common stock on the  Over-the-Counter  Bulletin Board prior to the date of issue.

ITEM 13.      EXHIBITS.

The following exhibits are filed herewith:

EXHIBIT

NUMBER                                    DESCRIPTION

-------        -----------------------------------------------------------------

3.1            Restated Certificate of Incorporation of SeaLife Corporation (1)

3.2            Bylaws of SeaLife Corporation (1)

10.1          Consulting Agreement with Gael Himmah, as amended (1)

10.2           Second Amendment to Consulting  Agreement with Gael Himmah, dated  August 6, 2004

10.3           Third  Amendment  to  Consulting   Agreement  with  Gael  Himmah, effective February 9, 2006

10.4           Consulting,  Settlement  Agreement  and  General  Release  by and

                  between SeaLife Corporation and Gael Himmah, dated April 20, 2006

10.5           Employment Agreement with J.P. Heyes, dated January 1, 2004.(5)*

10.6           Employment  Agreement  with  Robert  McCaslin,   dated  June  15,

                  2004.(5)*

10.7           Employment  Agreement between SeaLife Corporation and J.P. Heyes,

                  dated January 1, 2004 (3)

10.8           Amendment to Employment  Agreement with J.P. Heyes, dated October

                  29, 2004.(5)*

10.10         2004 Stock Award Plan, as amended (2)

10.11       Accounts  Receivable  and Trade  Financing  Purchase and Security

               Agreement  between Avalon Funding  Corporation and SeaLife Marine

               Products, Inc., effective February 24, 2006.

10.12      Corporate  Guaranty of Accounts  Receivable  and Trade  Financing

               Purchase and Security Agreement with Avalon Funding  Corporation,

               effective February 24, 2006.

10.13      Irrevocable   Assignment  of  Proceeds  of  Payment  of  Accounts

               Receivable to Avalon Funding Corporation,  effective February 24,

               2006.

14.1        Code of Ethics (4)

21.1        Subsidiaries of the Company (4)

23.2        Consent of Pollard-Kelley Auditing Services, Inc.

24.1         Power of Attorney (see Signature Page)

* Indicates a management contract or compensatory plan.

(1)  Filed as an  Exhibit  to our  Annual  Report on Form  10-KSB for the period ended May 31, 2003, dated September 19, 2004.

(2)  Filed as an Exhibit to Amendment  No. 2 to  Registration  Statement on Form S-8 filed March 28, 2005.

(3)  Filed as an  Exhibit to our  Current  Report on Form 8-K,  filed  March 15, 2004.

(4)  Filed as an  Exhibit  to our  Annual  Report on Form  10-KSB for the period ended May 31, 2004, dated September 14, 2004.

(5)  Filed as an  Exhibit to our  Registration  Statement  on Form  SB-2,  filed January 25, 2005.

ITEM 14.      PRINCIPAL ACCOUNTANT FEES AND SERVICES

AUDIT FEES

            Pollard-Kelley  Auditing  Services,  Inc.  ("Pollard-Kelley"),  our independent public accountants,  billed us an aggregate of approximately $18,000 for  professional  services  rendered  for the  audit  of our  annual  financial statements  for the 12 months  ended  December  31,  2006 and the reviews of the financial  statements  included in our Form 10-QSB for the three quarter periods ended September 30, 2006, June 30, 2006 and March 31, 2006.

AUDIT-RELATED FEES

            Pollard-Kelley  billed us an aggregate  of $0 in fees for  assurance and related services related to the audit of our annual financial statements for Fiscal 2006.

TAX FEES

            Pollard-Kelley  billed  us  an  aggregate  of  $0 in  fees  for  tax compliance, tax advice, and tax planning services for any of the Fiscal 2006.

ALL OTHER FEES

            Pollard-Kelley  and  Mr.   Kelley  billed  us  an   aggregate   of approximately $18,000 for all other services performed during Fiscal 2006.

  Our Board of Directors is directly  responsible for interviewing and retaining  our  independent   accountant,   considering  the  accounting  firm's independence and effectiveness,  and pre-approving the engagement fees and other compensation to be paid to, and the services to be conducted by, the independent accountant.  The Board of Directors  does not delegate  these  responsibilities.  During  Fiscal 2006,  our Board of Directors  pre-approved  100% of the services described above.

                                   SIGNATURES

         Pursuant to the  requirements  of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    SEALIFE CORPORATION

Date: June 14, 2007                  /s/ Robert McCaslin

 By:   Robert McCaslin

 Its:  President, Chief Executive Officer and

 Chief Financial Officer

 (Principal Financial and Accounting Officer)

POWER OF ATTORNEY

         The undersigned directors and officers of SeaLife Corporation do hereby constitute  and appoint  Robert  McCaslin  with full power of  substitution  and resubstitution, as their true and lawful attorneys and agents, to do any and all acts and  things  in our name and  behalf in our  capacities  as  directors  and officers and to execute any and all  instruments  for us and in our names in the capacities indicated below, which said attorney and agent, may deem necessary or advisable to enable said corporation to comply with the Securities  Exchange Act of  1934,  as  amended  and  any  rules,  regulations  and  requirements  of the Securities  and Exchange  Commission,  in connection  with this Annual Report on Form 10-KSB, including specifically but without limitation,  power and authority to sign for us or any of us in our names in the capacities  indicated below, any and all  amendments  (including  post-effective  amendments)  hereto,  and we do hereby  ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, this  report has been  signed  below by the  following  persons on behalf of the Registrant and in the capacities and on the dates indicated.

    NAME                               TITLE

DATE

/s/ Robert McCaslin

 President and Chief Executive

June 14 , 2007

Officer, Chief Financial

    Robert McCaslin

Officer and Director

 (Principal Executive Officer and

Principal Financial Officer)

/s/ J.P. Heyes

Secretary and Director

June 14 2007

    J.P. Heyes

Report of Independent Registered Public Accounting Firm

Board of Directors

SeaLife Corporation and Subsidiaries

We have  audited the  accompanying  balance  sheets of SeaLife  Corporation  and Subsidiaries  as of December  31, 2006 and 2005 and the  related  statements  of income, changes in stockholders' equity, and cash flows for the two year periods ended December 31, 2006, and December 31, 2005, respectively. These financial  statements are the  responsibility  of the Company's  management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conduct our audits in  accordance  with the  standards of the Public  Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material  misstatement.  An audit includes examining on a test basis,  evidence  supporting  the amounts and  disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant  estimates  made by  management,  as well as evaluating  the overall financial  statement  presentation.   We  believe  that  our  audits  provide  a reasonable basis for our opinion.

The  Company has not  generated  significant  revenues or profits to date.  This factor  among  others may  indicate  the Company will be unable to continue as a going concern.  The Company's  continuation  as a going concern depends upon its ability to  generate  sufficient  cash flow to conduct  its  operations  and its ability to obtain additional sources of capital and financing.  The accompanying consolidated  financial  statements  do not include any  adjustments  that might result from the outcome of this uncertainty.

In our opinion,  the financial  statements  referred to above present fairly, in all material  respects,  the  financial  position of the Company at December 31, 2006 and 2005 and the  results of its  operations  and it cash flows for two year periods  ended  December 31, 2006, in conformity  with U.S.  generally  accepted accounting standards.

/s/ Pollard-Kelley Auditing Services, Inc.

Pollard-Kelley Auditing Services, Inc.

FINANCIAL INFORMATION

Item 1.

Financial

SEALIFE CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

December 31, 2006 and 2005

	December 31 2006	December 31 2005
ASSETS		
Current Assets		
Cash	$ 1,639	$ 6,875
Cash in escrow	-	25,000
Inventory	32,783	25,750
Accounts Receivable	67,253	80,072
Prepaid expenses	-	28,593
Total Current Assets	101,675	166,290
Other Assets		
Technology	1,735,309	1,735,309
Less: accumulated amortization	(1,735,309)	(1,735,309)
	-	-
Total Assets	$ 101,675	$ 166,290
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current Liabilities		
Notes payable	$ 66,650	$ 153,000
Accounts payable	135,476	57,218
Accounts payable-shareholders	650	26,502
Accrued expenses	26,222	59,843
Accrued wages	-	250,000
Accrued interest	82,711	71,480
Accrued payroll taxes	8,382	8,382
Current portion of long-term debt	17,521	14,139
Total Current Liabilities	336,932	640,564
Long-Term Debt		
Notes payable	202,788	220,570
Stockholders' Equity		
Common stock	4,773	2,793
Additional paid in capital	9,117,073	7,134,101
Deficit accumulated during the development stage	(9,559,921)	(7,831,738)
Total Stockholders' Equity	(438,075)	(694,844)
Total Liabilities and Stockholders' Equity	$ 101,675	$ 166,290

See accompanying notes and accountants report

	December 31, 2006	December 31, 2005
CASH FLOWS FROM OPERATING ACTIVITIES		
Net Loss	$ (1,700,854)	$ (3,359,453)
Adjustments to reconcile net loss to net cash provided (used) in operating activities:		
Amortization	-	115,692
Technology Assets Impairment	-	1,362,618
Stock issued for services	1,932,623	1,176,325
Changes in Current Assets and liabilities:		
(Increase) Decrease in Accounts receivable	12,819	(80,072)
(Increase) in Inventories	(7,033)	(1,445)
Decrease in Prepaid expenses	28,593	74,071
Increase (Decrease) in Accounts payable	78,258	34,986
Increase (Decrease) in Accrued expenses	(33,621)	59,843
(Decrease) in Accrued wages	(250,000)	(97,060)
Increase in Accrued interest	11,231	59,032
NET CASH (USED) BY OPERATING ACTIVITIES	72,016	(655,463)
CASH FLOWS FROM FINANCING ACTIVITIES		
Sale of Common stock	10,000	858,386
(Decrease) in Notes payable	(86,400)	(122,957)
(Decrease) in Accounts payable SH	(25,852)	(69,028)
NET CASH PROVIDED BY FINANCING ACTIVITIES	(102,252)	666,401
NET INCREASE (DECREASE) IN CASH	(30,236)	10,938
CASH AT BEGINNING OF PERIOD	31,875	20,937
CASH AT END OF PERIOD	$ 1,639	$ 31,875

See accompanying notes and accountant's report.

F1

SEALIFE CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2006

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

History:

SeaLife Corp., a Nevada corporation (“SeaLife Nevada”), was incorporated in 2002.  Also in 2002 SeaLife Nevada became the sole shareholder of SeaLife Marine Products, Inc., a California corporation.  The subsidiary was formed to concentrate on certain marine product applications of its technology.

On September 30, 2002 SeaLife Nevada entered into an agreement with the shareholders of Division G, Inc. to exchange 100% of the stock of Division G, Inc. for shares of SeaLife Nevada’s common stock.  The agreement became effective July 1, 2002.  At the time of acquisition Division G, Inc.’s assets consisted of ownership of all rights in perpetuity to ProTerra AG, a soil conditioner, Grease Bust, a grease treatment and cleaner, Soil Rescue, a soil Bio-remediation product, OilEx, a soil detoxification and rebuilding product, and Muni-Mix a sewer clean-up and detoxification product.  All products were in the early stages of development.  Division G, Inc. had no liabilities at the time of acquisition.

On July 31, 2002 SeaLife Nevada formed a wholly-owned subsidiary, ProTerra Technologies, Inc., a California corporation.  The subsidiary was formed to concentrate on the agricultural product applications.

On December 20, 2002, SeaLife Nevada was acquired by SeaLife Corporation, a Delaware corporation (the “Company”), formerly Integrated Enterprises, Inc., a public, reporting corporation, pursuant to the terms of a Share Exchange Agreement.  The Company was a shell at the time of the acquisition and therefore the acquisition was treated as a reverse merger whereby the acquired company is treated as the acquiring company for accounting purposes.  At the same time as the share exchange, the Company affected a 15 to 1 reverse stock split.

Basis of Consolidation:

The accompanying consolidated financial statements include the accounts of the Company, SeaLife Nevada, a wholly-owned subsidiary of the Company, and SeaLife Marine Products, Inc., ProTerra Technologies, Inc. and Division G, Inc., SeaLife Nevada’s three subsidiaries.  All significant inter-company accounts and transactions, if any, have been eliminated in consolidation.

Cash and Cash Equivalents:

For the purposes of the Statement of Cash Flows, the Company considers all short-term debt securities to be cash equivalents.

Income Taxes:

The Company accounts for income taxes under a method, which requires a company to recognize deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in a Company’s financial statements or tax returns.  Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statements carrying amounts and tax basis of assets and liabilities using enacted tax rates.  The Company presently prepares its tax return on the cash basis and its financial statements on the accrual basis.  No deferred tax assets or liabilities have been recognized at this time, since the Company has shown losses for both tax and financial reporting.  The Company’s net operating loss carry forward at December 31, 2006 is approximately $9,500,000.

Use of Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Accordingly, actual results could differ from those estimates.

F2

Development Stage:

Until January 1, 2005, the Company, together with its subsidiaries, was a development stage company as defined under Statements of Financial Accounting Standards No. 7.

NOTE 2 – TECHNOLOGIES

SeaLife Marine Products, Inc. entered into an asset purchase agreement to acquire certain technologies (the “Marine Product Technologies”) from Gael Himmah effective September 30, 2002.  The purchase price for the Marine Product Technologies was $1,335,309.  Under this purchase agreement the Company acquired the following:

1.

Patents, patent application rights for EPA registration number 70214-1 and all modifications, enhancements and improvements thereon.

2.

All rights in perpetuity, including but not limited to SeaLife 1000, SeaLife 2000 (now known as SeaLife 1000 OutDrive™), and SeaLife 3000 (now known as SeaLife 1000 XP™), present and future marine coating and all modifications, variations, enhancements and improvements thereon.

3.

Full power to enforce its ownership interests.

SeaLife 1000 is a solvent-based, anti-fouling coating for underwater use.  It provides a unique anti-shell, anti-algae, anti-fungus and anti-rust coating, with competitive results.

SeaLife 1000 OutDrive™ is a solvent-based, anti-fouling coating for submerged marine use.

SeaLife 1000 XP™ is a solvent-based coating with advanced anti-rust additives for above water applications.

In addition the Company is developing a complete coating system, including zero VOC, high-build epoxy primers and a zero VOC high gloss finishes that can be applied to any surface above the waterline.  The complete coating system, once developed, will allow SeaLife to effectively do a complete bid for any commercial vessel.  The new coating systems have been shipped to customers for testing.

NOTE 3 - INTANGIBLE ASSETS

During the quarter ended December 31, 2005, the Company recorded a $1,362,826 charge for the impairment of technology assets. The impairment charge attributable to certain technologies owned by our ProTerra Technologies, Inc. subsidiary is $338,889 and the charge attributable to the Marine Product Technologies is $1,023,937. After reevaluating the resources currently available to the Company and the historically minimal sales, management has developed revised financial projections. The Company believes that the delays it has experienced in implementing its sales and marketing plan, and difficulty in obtaining investment may have resulted in the potential impairment of its technology assets and that an impairment analysis was required to be performed. In accordance with SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets,” the impairment charge was determined by comparing the estimated fair value of the related assets to their carrying value. The write down established a new cost basis for the impaired assets.

The components of intangible assets as of December 31, 2006 and 2005 are set forth in the following table:

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Due to the Technology impairment analysis, the net book value for the Company’s technologies is zero and will not be an expense to the future financials of the Company. There are no other assets that qualify for amortization.

NOTE 4 – NOTES PAYABLE

Current Notes Payable:

On January 9, 2004, the Company, in connection with a consulting contract, issued a $100,000 note to one of its consultants.  The note was due in full on January 9, 2005, and is unsecured.  The interest rate is 7% per annum.  The balance of the note at December 31, 2006 and 2005 was $0 and $100,000 respectively.   On August 7, 2006 the individual agreed to accept our restricted common stock as consideration for the cancellation of the note at .085 per share.

On June 14, 2004, the Company entered into a $30,000 note with an individual.  The note was due June 14, 2005, is unsecured, and does not call for any payments until maturity.  The interest rate is 7% per annum.  The balance of the note at December 31, 2006 and 2005 was $30,000 plus accrued interest.  The Company is currently in default under this note.

On August 4, 2004, the Company entered into a $35,000 note with an individual. The note was due September 15, 2004, was unsecured, and did not call for payments until maturity. The interest rate is 36% per annum. The Company is currently in default under this note. The balance of the note including interest at December 31, 2006 and 2005 was $0 and $35,000 plus accrued interest respectively. On March 17, 2006 the individual agreed to accept 521,983 shares of our restricted common stock as consideration for the cancellation of the note.

On June 6, 2005, the Company entered into a $15,000 note with an individual. The note was due December 31, 2005, was unsecured and did not call for payments until maturity. The interest rate is 10% per month. The balance of the note including interest at December 31, 2006 and 2005 was $0 and $15,000 plus accrued interest respectively. On April 21, 2006 the individual agreed to accept 262,083 shares of our restricted common stock as consideration for the cancellation of the note.

On December 22, 2005, the Company borrowed from an individual, $10,000. The interest rate is 7% per annum and the notes are due December 22, 2006.  The balances of these notes including interest at December 31, 2006 was $10,000 plus accrued interest.  The Company is currently in default under this note.

On December 22, 2006, the Company borrowed $3,500 from a Company.  The interest rate is 7% per annum and the notes are due December 22, 2007.  The balance of this note at December 31, 2006 was $3,500.

On December 22, 2006, the Company borrowed $14,500 from an individual.  The interest rate is 7% per annum and the notes are due December 22, 2007.  The balance of this note at December 31, 2006 was $14,500.

Long - Term Debt - Notes Payable:

In connection with the purchase of the Marine Product Technologies on June 30, 2002, SeaLife Nevada issued a ten-year note for $1,335,309 to Gael Himmah. The note is to be repaid based on the Company's sales, i.e. at 5% of the first $3,000,000 of sales, and at 2.5% on the sales in excess of that amount, until paid in full. The note payments are to be made monthly and the note bears interest at the rate of 7% per annum. The note may be converted at the option of the holder into common stock of the Company at a conversion price which is equivalent to 80% of the market price, based on the average bid price of the Company's common stock over the previous thirty (30) days. On January 2, 2003 Mr. Himmah converted $1,000,000 of the note into 1,000,000 shares of SeaLife Corporation common stock. The balance of the note at December 31, 2006 and 2006 was $220,309 and 234709 respectively. At December 31, 2006 and 2005 $17,521 and $14,139 of principal repayment was past due based on the terms of 5% of sales since the date of the note.  The note has certain default provisions and stated period of times to correct the default. Because of the repayment schedule of the note and an inability to accurately forecast future sales, maturities on long-term debt annually can not be computed.

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The Company was current at December 31, 2006, on royalty payments owed to Mr. Himmah on the sale of products utilizing certain technologies owned by the Company’s ProTerra Technologies, Inc. subsidiary. Mr. Himmah agreed to accept 144 restricted stock as payment of the royalties due. Effective August 18, 2006. , the Company issued MR. Himmah 2,169,953 shares of restricted shares in full and complete payment of monies owed,  including the accrued royalties, through July 31,2006.

NOTE 5 - COMMON STOCK

The Company has 100,000,000 shares of $.0001 par value Common Stock authorized.  At December 31, 2006 and 2005, the Company had 47,243,682 and 227,935,289 shares outstanding respectively.

On June 26, 2006, The President of SeaLife Marine Products, Inc, Barre Rorabaugh resigned as President of the Company.  On November 17, 2006 the Company paid Mr. Rorabaugh  $25,000 in cash and 150,000 shares of restricted common stock, in settlement of past accrued salary and in settlement of all termination benefits.

Effective May 24, 2006, the Company retained the services of the law firm of Davis & Associates, to assist it in transactional business, corporate and securities law matters, under a 12 month fee agreement.  The Company agreed to issue to Performance Assets, Inc., restricted private placement shares representing 5% of its outstanding stock, and to issue additional restricted shares necessary during the term to maintain the aggregate retainer shares issued at 5% of outstanding Capital Stock, and Performance agreed to fund the cost of the law firm’s legal services rendered to the Company.   Under this agreement, an initial 1.5 million restricted common shares were issued in July of 2006, subject to a 12 month lockup agreement.

On August 7, 2006, the Company was de-listed by the Over the Counter Bulletin board Market, and commenced trading on the Over the Counter Pink Sheets Market.  In light of this development, and perceiving an advantage in avoiding certain of the expensive reporting requirements of the Securities and Exchange Act of 1934, (the 34 Act) and the Sarbanes Oxley legislation, Management elected on August 7, 2006 to file  a form 15, delisting the Company as a reporting company under the 34 Act.. The form 15 was filed to reduce the Company’s expenses associated with compliance with the 34 Act requirements, particularly the proxy rules and requirements for individual shareholder and officer reports.  The Company intends to continue to prepare, and to file under form 8k with the SEC and to publicize, annual and quarterly reports which have audited financial statements and meet many of the 34 Act requirements.

Also on April 7, 2006, the Board of Directors adopted resolutions directing that the Company ceased all further issuance of S-8 free trading stock by the Company to consultants.

On August 8th, 2006, the Company issued 2,052,270 restricted shares to Dan Kubik, in satisfaction of $55,000 owed to Mr. Kubik, for consulting services, cancellation of $100, 000 promissory note held by Mr. Kubik, and accrued interest thereon, and in payment of $15,400 in reimbursement expenses advanced by Mr. Kubik for the benefit of the Company.

On August 18th, 2006, the Company issued 30,000 shares of SeaLife common stock to consultant Maris Somerville, a public relations specialist, 100,000 restricted shares to board member Joel Heffron, 30,000 restricted shares to business consultant George Roth, and 2,169,953 restricted shares to its consulting scientist, Gael Himmah, in satisfaction of sums due for consulting services and past due royalties owed to Mr. Himmah, totaling $216,995.

 The Company also issued 1,136, 770 restricted shares to director J.P. Heyes in satisfaction of amounts owed to her under her Employment Contract totaling $41,668, and in payment of personal loans made to the Company by Ms. Heyes and accrued interest thereon totaling $72,011.  The Company, additionally issued, 3,988,430 restricted shares to Robert McCaslin, CEO, in satisfaction of amounts owed to Mr. McCaslin under his Employment Agreement totaling $383,333, and in payment of personal loans to the Company and accrued interest totaling $15,575.  Also on August 18th, the Company issued 583,304 restricted shares to Performance Assets for business consulting services.

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On August 23rd, 2006, the Company issued 346, 211 restricted shares to Leonard, dicker and Schreiber, LLP for legal services rendered.  On October 3, 2006, the Company issued 282,160 restricted shares to Leonard, Dicker and Schreiber in payment of legal services performed, and 148,235 restricted shares to Dan Kubik, 120,000 restricted shares to Paul L. Davis, and 27,519 restricted shares to Performance Assets, Inc., in satisfaction of various obligations owed for consulting services rendered.

On August 28, 2006, the Company returned to the treasury and canceled 480,000 common shares of the Company that were awarded to the Company as partial settlement in a litigation filed by the Company against two individuals in 2005.  An additional 150,000 common shares are still owed by the two individuals.

On October 3rd, 2006 the Company issued 282,160 shares to Leonard, Dicker and Schreiber , LLP for legal services, the stock was valued at $25,806 Further, the Company issued 148, 235 restricted shares to Dan Kubik for consulting services, valued at $12,600.  Additionally, the Company issued 120,000 shares to Paul Davis for consulting services to the Company.  The Company also issued 27, 19 shares to Performance Assets, Inc. for services provided to the Company.

 On November 22nd, 2006 the Company issued 30 thousand restricted shares to Maris Somerville for public relations work valued at $3,000. Additionally the Company issued 660, 000 shares to Gael Himmah for consulting services valued at $79,000.  The shares to Mr. Himmah were issued at $.12 per share.  Additionally the Company issued 599,608 restricted shares to J.P. Heyes for consulting services, and cash advances to the Company of $38,621. Additionally, the Company paid Robert McCaslin 555,550 restricted shares as payment for consulting services.  The shares issued to Mr. McCaslin were issued at the market price of $.12.

The Company also issued 150,000 to Barre Rorabaugh as settlement in full for his accrued salary and other claims against the Company.  The stock issued to Mr. Rohrbaugh was issued at the market price of $.12 per share.  The Company also issued 60,000 restricted shares for consulting services valued at $7,200.

Additionally the Company issued 430, 000 restricted shares to Jeff Lynn for consulting services valued at $51,600.  Additionally the Company issued 750,000 restricted shares to the law firm of Rosen and associates as a retainer for legal services provided to the Company in the SEC action filed against the Company and its CEO.  The shares were issued at the market price of $.12 per share. Additionally, the Company issued 20,000 restricted shares for consulting services provided to the Company valued at $2,400 The Company also issued 2,000,000 restricted shares to David Voyticky for consulting services for the period of December, 2005 through September 2006.  The shares reissued at the market price of $.12 per share. Additionally the Company issued 250,000 restricted shares as full settlement for services provided to the Company, the stock was issued at $.12 per share. The Company issued 133,790 shares to settle an outstanding loan plus the interest on the loan.  Additionally, the Company issued 100,000 shares under the terms of a subscription agreement for a $10,000 investment.

During the quarter ended December 31, 2006 the Company issued shares of Common Stock for services.  The shares issued and value assigned for these shares are as follows:

NOTE 6 - PREFERRED STOCK

The Company had 2,000,000 shares of convertible preferred stock outstanding at December 20, 2002, the date the Company acquired SeaLife Nevada.  These had conversion rights of 10 shares of common for each share of preferred.  In an agreement signed June 24, 2003, the owners of these shares agreed to cancel 1,840,000 shares of preferred stock.  The remaining 160,000 shares were converted into 1,600,000 shares of common stock of the Company of which 300,000 shares were conveyed to the original shareholders of SeaLife Nevada, including the current Directors of the Company.

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NOTE 7 – CONSULTING AGREEMENT

On September 30, 2002, in connection with the purchase of the Marine Product Technologies, SeaLife Nevada entered into a consulting agreement with the developer of the Marine Product Technologies, Gael Himmah, for his advice in the use and improvement of such assets.  This agreement was assigned to the Company and amended in January 2003.  Mr. Himmah is to provide all necessary support in complying with government regulations, in solving specific marketing and environmental problems, in product improvement, in developing operational protocols, in advising and support on the operation of the Company’s business and to assist in the purchase or manufacture of the Company’s products.   The agreement calls for the consultant to receive $10,000 per month from September 1, 2002 to April 15, 2004, and $12,000 per month thereafter until September 1, 2007.  During the quarter ended November 30, 2003 the Company entered into an additional agreement with this consultant to provide services through December 31, 2003 for an additional 300,000 shares of the Company’s common stock. During 2004 the consultant agreed to accept 100,000 shares of the Company's common stock in lieu of compensation owed to him pursuant to the consulting agreement.

NOTE 8 – GOING CONCERN

The Company has not generated any revenues or profits to date.  This factor among others including the Note payable defaults raises substantial doubt about the Company’s ability to continue as a going concern.  Management feels the Company’s continuation as a going concern depends upon its ability to obtain additional sources of capital and financing.  Management feels it can raise the necessary working capital in 2007 to provide the necessary capital, and repay the delinquent notes payable.  The accompanying financial statements do not include any adjustments that may result from the outcome of this uncertainty.

NOTE 9 - RELATED PARTIES

On Nov. 22nd, 2006 the Company owed J.P. Heyes, a director $38,6214 monies advanced to the Company.  Ms. Heyes elected to convert the monies owed by the Company to stock at $.12 per share the market price of the stock.

On Nov. 22nd, 2006 the Company issued 150, 000 restricted shares of the Corporation's common stock to Barre Rorabough as settlement of accrued salary and claims against the Company.

On Nov. 22nd, 2006, the Company owed Robert McCaslin $66, 660 for wages. Mr. McCaslin accepted 555, 550 restricted shares for payment in full.

On Nov. 22nd, 2006, the Company owed J.P. Hayes, a director $33, 3324 consulting services.  Ms. Heyes was issued 599, 608 restricted shares at $.12 per share.

At June 30, 2006,, the Company owed J.P. Heyes, a director, executive officer, and major shareholder of the Company, $10,000 for monies advanced to the Company.  The note bears interest of 7% annual rate and has no priority in liquidation.

During the year ended December 31, 2005, Mr. McCaslin converted $12,477 in advances to the Company into 78,472 shares of restricted stock and J.P. Heyes converted$122,410 in advances to the Company into 769,874 shares of restricted stock.

Effective  December  31,  2005,  Ms. Heyes  elected  to  convert  her  accrued compensation  as of such date,  totaling  $158,998 into 1,487,353  shares of our restricted common stock.

The Company owed Mr. McCaslin an aggregate of $343,000 for wages at June 30, 2006.  The Company owed Ms. Heyes an aggregate of $25,000 for wages at June 30, 2006.

On January 1, 2004 the Company entered into a 5-year employment contract with Mr. McCaslin, the President of the Company.  The agreement defines the duties and responsibilities of the position and provides an annual compensation of $300,000 a year, with certain vacation and sick days.  The Company is required to maintain an office and certain death benefits during the term of the contract. On October 29, 2004 the contract was amended to reduce annual compensation  to $200,000 per year.

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On January 1, 2004 the Company entered into a 4-year employment contract with Ms. Heyes, the Vice-President of the Company.  The agreement defines the duties and responsibilities of the position, provides an annual compensation of $300,000, with annual reviews and the participation in an incentive program when adopted. On October 29, 2004 the contract was amended to provide for annual compensation of $100,000 per year.

On June 14, 2004 the Company entered into an employment contract with Barre Rorabaugh, the President of the Company’s subsidiary, SeaLife Marine, for the period extending through December 31, 2008.  The agreement defines the duties and responsibilities of the position, provides an annual compensation of $150,000 with annual reviews and the participation in an incentive program when adopted.  During the three months ended March 31, 2006, Mr. Rorabaugh accepted 313,353 shares of common stock, in lieu of compensation owed to him pursuant to his employment agreement.

On June 30, 2002, in connection with the purchase of the Marine Product Technologies, SeaLife Nevada entered into a consulting agreement with the developer of the Marine Product Technologies, Gael Himmah, for his advice in the use and improvement of such assets.  This agreement was assigned to the Company and amended in January 2003.  Mr. Himmah is to provide all necessary support in complying with government regulations, in solving specific marketing and environmental problems, in product improvement, in developing operational protocols, in advising and support on the operation of the Company’s business and to assist in the purchase or manufacture of the Company’s products.   The agreement calls for the consultant to receive $10,000 per month from September 1, 2002 to April 15, 2004, and $12,000 per month thereafter until September 1, 2007.  During the quarter ended November 30, 2003 the Company entered into an additional agreement with this consultant to provide services through December 31, 2003 for an additional 300,000 shares of the Company’s common stock. During 2004 the consultant agreed to accept 100,000 shares of the Company's common stock in lieu of compensation owed to him pursuant to the consulting agreement.

In connection with the purchase of the Marine Product Technologies on June 30, 2002, SeaLife Nevada issued a ten-year note for $1,335,309 to Gael Himmah. The note is to be repaid based on the Company's sales, i.e. at 5% of the first $3,000,000 of sales, and at 2.5% on the sales in excess of that amount, until paid in full. The note payments are to be made monthly and the note bears interest at the rate of 7% per annum. The note may be converted at the option of the holder into common stock of the Company at a conversion price which is equivalent to 80% of the market price, based on the average bid price of the Company's common stock over the previous thirty (30) days. On January 2, 2003 Mr. Himmah converted $1,000,000 of the note into 1,000,000 shares of SeaLife Corporation common stock.  The note has certain default provisions and stated period of times to correct the default.

NOTE 10 -OTHER INFORMATION

Legal Proceedings Relating To Transactions in 2002 and early 2003.

In 2005, the United States Securities and Exchange Commission (the “SEC”) filed a civil complaint in the United States District Court for the District of Colorado against SeaLife Corp, Robert McCaslin (its Chief Executive Officer and Chief Financial Officer), and several third parties long since disassociated from the Company, alleging violations of the Securities Act of 1933 and the Securities Exchange Act of 1934, in connection with events that occurred in 2002 and early 2003.  The Commission sought permanent injunctions against all defendants, civil penalties against all defendants, and an officer-and-director bar against Mr. McCaslin.  The Company and Mr. McCaslin have denied all allegations and are vigorously defending this, which is in its discovery phase.

The Company has reached an agreement with Robert Rosen and Associates of Los Angeles to represent SeaLife Corp. and Robert McCaslin in the civil action filed by the SEC. Robert Rosen has agreed to accept 750,000 shares of SeaLife restricted shares from the Company as payment in full of the Company’s share of a Flat Fee to cover his legal services in defending the Company and Mr. McCaslin.

.

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Pollard-Kelley Auditing Services, Inc.……………………………………………………………

Auditing Services                                              4500 Rockside Road Suite 450, Independence, OH 44131 330-836-2558

Report of Independent Registered Public Accounting Firm

Board of Directors

Sealife Corporation and Subsidiaries

We have audited the accompanying balance sheets of Sealife Corporation and Subsidiaries as of December 31, 2006 and 2005 and the related statements of income, changes in stockholders’ equity, and cash flows for the two year periods ended December 31, 2006.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conduct our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2006 and 2005and the results of its operations and it cash flows for two year periods ended December 31, 2006, in conformity with U.S. generally accepted accounting standards.

The Company has not generated any revenues or profits to date.  This factor among others as discussed in Note 8, including the Note payable defaults raises substantial doubt about the Company’s ability to continue as a going concern.  Management feels the Company’s continuation as a going concern depends upon its ability to obtain additional sources of capital and financing.  Management feels it can raise the necessary working capital in 2007 to provide the necessary capital, and repay the delinquent notes payable.  The accompanying financial statements do not include any adjustments that may result from the outcome of this uncertainty.  Management plas in relation to these matters are also discussed in Note 8.

Pollard-Kelley Auditing Services, Inc.

/S/ Pollard-Kelley Auditing Services, Inc.

Independence, Ohio

April 20, 2007

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